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                                                                    Exhibit 10.8




                   Sichuan Chengxin Medical Purchase Contract

                                                                                  Date: 2007-1-6
                                                                                  Contract No.:0006209

---------------------- ---------------- ------- ------------ ------------ ------------------ ------------
Brand name             Description      Unit    Quantity     Unit price   Amount             Remarks
---------------------- ---------------- ------- ------------ ------------ ------------------ ------------

Roxithromycin          Raw material     kg      2000         1000.00      2200000
---------------------- ---------------- ------- ------------ ------------ ------------------ ------------
Gastrodin              Raw material     kg      300          2800.00      840000
---------------------- ---------------- ------- ------------ ------------ ------------------ ------------
Cefaclor               Raw material     kg      600          2800.00      1680000
---------------------- ---------------- ------- ------------ ------------ ------------------ ------------
Clarthromycin          Raw material     kg      800          2250         850000
---------------------- ---------------- ------- ------------ ------------ ------------------ ------------
Total amount                                                              RMB6520000
---------------------- ---------------- ------- ------------ ------------ ------------------ ------------
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1.[ ]Term of quality guarantee from supplier:
     1)The product quality is satisfied to the legal quality standard.
     2)Attach the  certification of inspection and the  certification of product qualification.
     3)Imported product will provide the relevant documents and certificates.
     4)The product package is satisfied to the standard.
     5)The supplier  will  provide:   certification  of  business,   permit  for
       business, code for legal representative with copy and red stamp.
2.[ ]Way of payment: transfer via bank.
3.[ ]Way of delivery and fees charged: carrier by truck, the supplier is responsible for the fees.
4.[ ]Inspection of goods:  the purchaser will inspect the goods upon the arrival of goods,  and if any objection to the quantity,  description,  brand,  the purchaser should raise up in 3 days.
5.[ ]Other arguments: by negotiation
6.[ ]The contract is valid at the time of signature and stamp.


Sichuan   Chengxin   Pharmaceutical   Company  &  Hainan  Helpson  Medicine  and
Bio-Technology Co., Ltd.